UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                November 7, 2003


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                        0-27428               22-3757709
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(State or other jurisdiction of           (Commission        (IRS Employer
        incorporation)                   File Number)        Identification No.)

627 Second Avenue, Long Branch, New Jersey                              07740
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events
        ------------

On November 7, 2003, Monmouth Community Bancorp issued the following press release:

Monmouth Community Bancorp Declares Five-Percent Stock Distribution

LONG BRANCH, NEW JERSEY, November 7, 2003, (NASDAQ SmallCap Market: MCBK) - The Board of Directors of Monmouth Community Bancorp recently declared a five-percent stock distribution payable December 31, 2003 to stockholders of record on December 15, 2003. Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, National Association, a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey.

In declaring a five-percent stock distribution, for the fourth consecutive year, the Board of Directors wishes to recognize and reward the loyalty and confidence that each of its shareholders has placed in the organization. With the strong support from its ownership, Monmouth Community Bank, N.A. has been able to strategically expand its franchise and experience market success.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank competes.

Contacts:

James S. Vaccaro, Chairman and CEO, (732) 571-1300
Anthony Giordano III, SVP and CFO, (732) 923-1115



                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MONMOUTH COMMUNITY BANCORP
                                        ----------------------------------------
                                                    (Registrant)



                                        By: /s/ James S. Vaccaro
                                            ------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  November 7, 2003